Exhibit 99.1

Post Society for Neuro - Oncology Management Conference Call November 22, 2021 © 2021 Chimerix, Inc

2 Forward - Looking Statements These slides contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward - looking statements include those relating to, among other things, the status of Chimerix’s oncology programs, and the results of the 50 - patient efficacy analysis of ONC201, including those related to the potential safety and benefit of ONC201 or the prevalence or severity of H3K27M mutant glioma. Among the factors and risks that could cause actual results to differ materially from those indicated in the forward - looking statements are risks that the current clinical study data for ONC201 will not support accelerated, or any, regulatory approval; the anticipated benefits of the acquisition of Oncoceutics may not be realized; the ability to generate positive results in a Phase 3 study in acute myeloid leukemia and subsequent approval for DSTAT; risks that ongoing or future trials may not be successful or replicate previous trial results, or may not be predictive of real - world results or of results i n subsequent trials; risks and uncertainties relating to competitive products and technological changes that may limit demand for our drugs; risks that our drugs may be precluded from commercialization by the proprietary rights of third parties; and additiona l risks set forth in the Company's filings with the Securities and Exchange Commission. These forward - looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward - looking statements. © 2021 Chimerix, Inc

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4 Diffuse Midline Glioma, H3 K27M - mutant • H3 K27M is detected in 50 - 90% of midline gliomas • More prevalent in pediatric populations but also prevalent adults as well • Highly aggressive malignancy; invariably lethal • No effective drug therapies to date for recurrence • No definite objective responses to systemic therapies by RANO HGG reported in literature in the recurrent setting Lulla et al., Science Advances, 2016 Solomon et al., Brain Pathology 26 (2016) 569 – 580

ONC201 Is a DRD2 Antagonist/ClpP Agonist



Cytoplasm
DRD2
ONC201
Extracellular space
ClpP
OXPHOS proteins
Integrated stress response
Ras signaling pathways
ATF4
CHOP
ERK
AKT
Mitochondria
Cell death pathways
Cell survival signals
Dead cancer cell
Selective killing of cancer cells

Allen et al., *Science Translational Medicine*, 2013
Ishizawa et al, *Science Signaling*, 2016
Kline et al, *Science Signaling*, 2016
Siegelin et al, *Clinical Cancer Research*, 2018
Ishizawa et al, *Cancer Cell*, 2019

- Oral small molecule
- Once weekly dosing based on pharmacodynamics
- Well tolerated
- DRD2 antagonist and ClpP agonist that induces tumor cell apoptosis

5

6 Integrated Efficacy Analysis: Objective and Eligibility Criteria Objective • To evaluate monotherapy efficacy of ONC201 in recurrent H3 K27M - mutant diffuse midline glioma Eligibility • Age ≥2yo and received ONC201 under studies ONC006, ONC013, ONC014, ONC016, or ONC018 • Diffuse glioma with a known H3K27M mutation and involvement of a midline structure of the brain • Progressive and measurable disease on contrast - enhanced brain MRI by RANO - High Grade Glioma (HGG) criteria • Prior therapy with at least radiation • Washouts prior to first ONC201 dose: • Radiation: 90 days • Temozolomide: 23 days / Antibodies (e.g., bevacizumab): 42 days / Other anticancer therapies: 28 days • Baseline Performance Status ≥60 • Corticosteroids stable or decreasing for at least 3 days prior to baseline scan • Excluded: DIPG, primary spinal tumors, atypical and non - astrocytic histologies, leptomeningeal spread, CSF dissemination

7 Endpoints Primary Endpoint • Overall response rate by RANO - HGG criteria Secondary Endpoints • Overall response rate by RANO - Low Grade Glioma (LGG) criteria • Duration of response 1 • Time to response 1 • Best overall response 1 • Disease Control Rate 1 • Progression - free survival 1 • Overall survival • Corticosteroid response rate • Performance status response rate 1 Assessed by RANO - HGG and RANO - LGG criteria with dual - reader blinded independent central review (BICR). 2 As discussed and prespecified with regulatory authorities Analysis • First 50 patient enrolled who meet eligibility for integrated efficacy analysis 2 • Censored for all endpoints except overall survival upon eligibility criteria initiation of any additional anti - cancer therapy

8 • DMG with H 3 K 27 M typically have both enhancing and non - enhancing disease components • RANO - HGG responses defined by decrease in enhancing disease • RANO LGG response defined by decrease in T 2 FLAIR Response Assessment Criteria for Glioma RANO - HGG T2 - FLAIR T 1 - G d+

9 Response Assessment Criteria for Glioma RANO - LGG T2 - FLAIR T 1 - G d+ • RANO LGG response defined by decrease in T2 FLAIR

10 Patient Demographics and Disease Characteristics 1 Multifocal disease includes non - target lesions 2 Sum of product of diameters of enhancing target lesions per BICR

11 Dosing & Disposition • Dosing - Oral 625 mg ONC201 (scaled by body weight for pediatric patients) - Once every week with exception of one patient dosed once every 3 weeks • Last patient enrolled February 26, 2020 • Data cutoff for analysis May 31, 2021 • Median follow - up 18.8 months • Disposition - Five patients remain on study drug; four patients continue post - progression

12 Serious Adverse Events 1 Specific preferred terms occurring in more than one patient are listed; 25 patients had at least one SAE 2 Possibly related per investigator assessment; unlikely related per sponsor assessment

13 Overall Response Rate (RANO - HGG) 1 Integrated RANO HGG criteria assessment by dual reader BICR 2 Five overall radiographic SD accompanied by increase in corticosteroids; 3 overall radiographic PD accompanied by decrease in corticosteroids 3 Three patients did not have on - treatment monotherapy MRIs available for BICR; one patient censored prior to first on - treatment MRI

14 Waterfall Plot (RANO - HGG) * Change > 100%, CR=complete response, PR=partial response, SD=stable disease, NE=not evaluable, PD=progressive disease SPD=sum of products of perpendicular diameters (target enhancing lesions per BICR) Only patients with measurable target enhancing lesions by BICR at baseline and with post - baseline evaluations are included. Three patients did not have on - treatment monotherapy MRIs available for BICR; one patient censored prior to first on - treatment MRI; one patient did not have measurable target lesion.

15 Spider Plot (RANO - HGG) SPD=sum of products of perpendicular diameters (target enhancing lesions per BICR) Only patients with measurable target enhancing lesions by BICR at baseline and with post - baseline evaluations are included. Three patients did not have on - treatment monotherapy MRIs available for BICR; one patient censored prior to first on - treatment MRI ; one patient did not have measurable target lesion. Duration of response, median (95% CI) 11.2 months (3.8 – not reached) Time to response, median (range) 8.3 months (1.9 – 15.9)

16 Overall Response Rate (RANO - LGG) 30.0% (95% CI: 17.9 - 44.6%) achieved an objective response by RANO - HGG and/or RANO - LGG criteria 1 Integrated RANO LGG criteria assessment by dual reader BICR 2 Eight overall radiographic SD accompanied by increase in corticosteroids; 3 overall radiographic PD accompanied by decrease in corticosteroids 3 Three patients did not have on - treatment monotherapy MRIs available for BICR; one patient censored prior to first on - treatment MRI R A N O - LG G 1 N=50 ORR (CR + PR + MR) 13 (26%) 95% CI: 15 – 40% Complete Response (CR) Partial Response (PR) Minor Response (MR) Stable Disease (SD) Not Evaluable (NE) Progressive Disease (PD) Not Applicable (NA) 0 (0%) 6 (12%) 7 (14%) 8 (16%) 11 (22%) 2 14 (28%) 4 (8%) 3 Disease Control Rate (CR + PR + MR + SD) 21 (42%) 95% CI: 28 – 57%

17 Waterfall Plot (RANO - LGG) * Change > 100%, PR=partial response, MR=minor response, SD=stable disease, NE=not evaluable, PD=progressive disease SPD=sum of products of perpendicular diameters (target non - enhancing lesions per BICR) Only patients with measurable target lesions by BICR at baseline and with post - baseline evaluations are included. Three patients did not have on - treatment monotherapy MRIs available for BICR; one patient censored prior to first on - treatment MRI.

18 Case Study • Integrated Diagnosis: DMG, H3K27m mutation • Molecular Features: MGMT promoter unmethylated, IDH wildtype. • Significant response to treatment both by RANO - HGG and RANO - LGG by cycles 8 and 10; response was sustained for over one year

19 Progression - Free Survival PFS (95% CI) 6 Months 35% (21 – 49) 12 Months 30% (17 – 44)

20 Overall Survival OS = overall survival OS (95% CI) 12 Months 57% (41 – 70) 24 Months 35% (21 – 49)

Performance Status and Corticosteroid Use

Corticosteroid Response[1]	
Evaluable, N	15
Response rate, N(%) (95%CI)	7 (47%) (21 – 73%)
Time to response, months median (range)	3.7 (1.9 – 5.6)
Performance Status Response[2]	
Evaluable, N	34
Response rate, N(%) (95% CI)	7 (21%) (9 – 38%)
Time to response, months median (range)	3.5 (1.9 – 22.4)

Corticosteroids[3]



Total Dex Dose (mg)
0
1
2
3
4
5
6
7
8
9
10
11
12
Months from First Dose

[1]Corticosteroid response: ≥50% reduction in average daily corticosteroid dose compared to baseline with stable or improved KPS/LPS. Must be confirmed at next analysis timepoint. Corticosteroids were converted into a dexamethasone equivalent dose. Baseline ≥4mg dexamethasone at baseline were evaluable.
[2]Performance status response: increase in KPS/LPS compared to baseline with stable or reduced corticosteroid use. Must be confirmed at next analysis timepoint. Baseline KPS/LPS ≤80 were evaluable.
[3]Average daily over 1 week around analysis window presented (every 8 weeks)

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22 Summary • Integrated response analysis results - RANO - HGG criteria assessed by dual reader BICR • ORR 20% (95% CI: 10 – 34%) • Median DOR 11.2 months (95% CI: 3.8 – not reached) • Median time to response 8.3 months (range 1.9 – 15.9) • Disease control rate 40% (95% CI: 26 – 55%) • PFS at 6 months 35% (95% CI: 21 – 49%); PFS at 12 months 30% (17 – 44) - RANO - LGG criteria assessed by dual reader BICR • ORR 26% (95% CI: 15 – 40%) - Overall survival • 12 months: 57% (41 – 70%) • 24 months: 35% (95% CI: 21 – 49%) • ONC201 monotherapy exhibited apparent durable and clinically meaningful efficacy in recurrent H3 K27M - mutant DMG patients

23 Acknowledgments • Children’s National Medical Center - Lindsay Kilburn • Columbia University - Andrew Lassman • Levine Cancer Inst (LCI) - Ashley Sumrall • Miami Cancer Institute - Yazmin Odia • MD Anderson Cancer Center - Rebecca Harrison - Nazanin Majd • Dana Farber Cancer Inst - Patrick Wen - Tracy Batchelor • Northwestern University - Karan Dixit • New York University - Sylvia Kurz - Sharon Gardner • UC SF - Nic Butowski - Sabine Mueller • University of Kansas Cancer Center - Michael Salacz - Anwaar Saeed • University of Michigan - Yoshie Umemura • University of Minnesota - Clark Chen • University of Nebraska - Nicole Shonka • University of Washington - Lynne Taylor - Jerome Graber • Washington University at St. Louis - Karen Gauvain • Sites, investigators, staff and patients across all the ONC201 glioma programs • Chimerix; Oncoceutics • Funding Partners - NCI SBIR - Cancer Commons - Michael Mosier Defeat DIPG Foundation - The Musella Foundation - The Cure Starts Now Foundation - xCures

Supplemental Material and Management Discussion © 2021 Chimerix, Inc

25 • H3 K27M - mutant DMG is a grade IV by WHO • FDA has acknowledged available therapy is palliative - Often not possible to resect - Recurrence inevitable after first - line radiation - Chemotherapy ineffective; objective responses by RANO - HGG have not been reported • Survival in grade II - IV recurrent glioma reported to be 27.5% at 12 months 1 and 6.4% at 24 months 2 • Survival in pediatric recurrent H3 K27M DMG reported to be 0% at 24 months 3 • Survival in ONC201 - treated recurrent H3 K27M DMG was 57% OS at 12 months and 35% at 24 months Recurrent Glioma Remains a High Unmet Need 1. Data collected from 15 literature sources since 2010 with trial arms size >30 pts each reporting data on 1816 pts with recurrent, unstratified disease. 2. 10 literature sources that describes OS with 1279 patients 3. Koschmann et al, 2020; DOI:10.21203/rs.3.rs - 69706/v1 0 . 0 0 . 2 OS at 12 Months 1 0 . 1 0 . 3 0 . 4 0 . 5 0 . 6 Survival Probability (%) Grade II - III Glioma GBM (Grade IV) 0 . 2 0 . 0 OS at 24 Months 2 0 . 1 0 . 3 0 . 4 0 . 5 0 . 6 Survival Probability (%) 27 . 5% 6 . 4 % Recurrent glioma historic survival © 2021 Chimerix, Inc

26 Waterfall Plot (RANO - HGG) Stratified by Performance Status • Expectedly, patients with higher PS were more likely to respond to treatment - 100: 1/2 (50%) - 90: 4/14 (29%) - 80: 4/20 (20%) - 70: 1/7 (14%) - 60: 0/7 (0%) • Consistent with hypothesis that treating earlier in disease course may enhance efficacy © 2021 Chimerix, Inc

27 Waterfall Plot (RANO - HGG) Stratified by Age • Responses observed across age groups: - <18 years: 1/4 (25%) - 18 - 40 years: 5/32 (16%) - > 40 years: 4/14 (29%) • RANO - HGG response of 8 - year - old subject confirms activity in this population © 2021 Chimerix, Inc

Pediatric Case Study

- 8-year-old thalamic H3.3 K27M DMG initially diagnosed in May 2018
- First-line therapy: radiation, dasatinib, everolimus and bevacizumab
- Second-line therapy: 375mg weekly ONC201 monotherapy initiated Apr 2019 following progression on first-line therapy
  - Clinical and radiographic improvement over >2 years of therapy


PS: absolute value
Tumor size: % change from baseline
100
80
60
40
20
0
0
3
6
9
12
15
18
21
24
Months from First Dose
Performance Status (PS)
Tumor Size



Pre-ONC201 baseline

9 months on ONC201

18 months on ONC201

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© 2021 Chimerix, Inc

Adult Case Study

- 54-year-old thalamic H3 K27M DMG diagnosed in Nov 2018
- First-line therapy: radiation and temozolomide
- Second-line therapy: 625mg weekly ONC201 monotherapy initiated May 2019
    - Corticosteroid elimination and radiographic regression over >1.5 years of therapy



PS: absolute value
Tumor size: % change from baseline
Corticosteroid use: % change from baseline
100
80
60
40
20
0
Performance Status
Tumor Size
Corticosteroid Use
0
3
6
9
12
15
18
Months from First Dose



Pre-ONC201 baseline



12.9 months on ONC201



18.5 months on ONC201

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© 2021 Chimerix, Inc

30 • Two of five patients had objective responses by RANO - HGG per investigator but not BICR 1 - Both patients had a response by RANO - LGG per BICR o Patients were on - treatment for 14 and 23 months - Responses were associated with increased mobility and alertness • Suggest activity may not be restricted by location ONC201 Activity in Non - Midline H3 K27M Diffuse Glioma 1. Odia et al, SNO 2021 2. One of these five patients did not have a measurable lesion per BICR Measured by RANO LGG Measured by RANO HGG 2 © 2021 Chimerix, Inc

RANO Responses Correspond with Survival & Clinical Benefit

	All patients	RANO HGG Responders	RANO HGG and/or LGG Responders	All Other Patients
N	50	10	15	35
PFS at 12 months (number of patients censored)	30%[1]	90% (0)	67% (2)	0% (8)
OS at 24 months (number of patients censored)[2]	35%[1]	80% (2)	53% (5)	0% (8)
Corticosteroids response[3] (number of patients evaluable)	47% (15)	100% (4)	100% (5)	20% (10)
Performance status response[4] (number of patients evaluable)	21% (34)	60% (5)	67% (9)	4% (25)

1. Kaplan-Meier median Progression-Free Survival or Overall Survival
2. Censored patients include those who are lost to follow-up or have withdrawn prior to the time point, as well as those who have not yet reached the time point. These patients are counted in the denominator but not counted as survivors (i.e., imputed as failure)
3. Corticosteroid response: ≥50% reduction in average daily corticosteroid dose compared to baseline with stable or improved KPS/LPS. Must be confirmed at next analysis timepoint. Corticosteroids were converted into a dexamethasone equivalent dose. Baseline ≥4mg dexamethasone at baseline were evaluable.
4. Performance status response: increase in KPS/LPS compared to baseline with stable or reduced corticosteroid use. Must be confirmed at next analysis timepoint. Baseline KPS/LPS ≤80 were evaluable.

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© 2021 Chimerix, Inc

32 • ONC201 monotherapy exhibited durable and clinically meaningful efficacy in recurrent H3 K27M - mutant DMG patients - RANO - HGG criteria assessed by dual reader BICR • ORR 20% (95% CI: 10 – 34%) • Median DOR 11.2 months (95% CI: 3.8 – not reached) • Median time to response 8.3 months (range 1.9 – 15.9) • Disease control rate 40% (95% CI: 26 – 55%) • PFS at 6 months 35% (95% CI: 21 – 49%); PFS at 12 months 30% (95% CI: 17 – 44%) - RANO - LGG criteria assessed by dual reader BICR • ORR 26% (95% CI: 15 – 40%) - Overall survival • 12 months: 57% (95% CI:41 – 70%) • 24 months: 35% (95% CI: 21 – 49%) • Improvements observed in performance status and reduction in corticosteroid use • One SAE was considered possibly related to ONC201 by investigator and unlikely related to ONC201 by sponsor Su m m a r y © 2021 Chimerix, Inc